SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 7, 2002

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-10542
(Commission File Number)

11-2165495
(IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina
(Address of principal executive offices)

27410
(Zip Code)

(336) 294-4410
(Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS.

                 On October 7, 2002, Unifi, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

99.1 News Release disseminated on October 7, 2002 by Unifi, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                       UNIFI, INC.

                                                                                        By: /s/ CHARLES F. MCCOY
                                                                                        Charles F. McCoy
                                                                                        Vice President, Secretary and General Counsel

Dated: October 8, 2002